UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2012 (February 8, 2012)

BROOKS AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

0-25434	04-3040660
(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 262-2400.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 9, 2012, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the conference call to be held by the Company on February 9, 2012 to discuss its financial results for the fiscal quarter ended December 31, 2011, the Company will reference a slide presentation, which was made available in advance of the call through the Company’s website. The slide presentation is attached as Exhibit 99.2 hereto.

Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on February 8, 2012. The stockholders elected each of the Company’s nominees for director, approved an amendment to the Company’s 1995 Employee Stock Purchase Plan, approved, on an advisory basis the overall compensation of the Company’s executive officers, recommended, on an advisory basis, a frequency of once every year for advisory votes on executive compensation, and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2012 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 23, 2011. The results are as follows:

1.	Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	51,376,970	584,377	5,040,578
Joseph R. Martin	50,330,270	1,631,077	5,040,578
John K. McGillicuddy	50,039,892	1,921,455	5,040,578
Krishna G. Palepu	51,327,787	633,560	5,040,578
C.S. Park	51,320,769	640,578	5,040,578
Kirk P. Pond	51,160,485	800,862	5,040,578
Stephen S. Schwartz	51,357,434	603,913	5,040,578
Alfred Woollacott, III	51,254,973	706,374	5,040,578
Mark S. Wrighton	51,576,033	385,314	5,040,578

2.	Approval of Amendment to Company’s 1995 Employee Stock Purchase Place to increase the number of shares available for issuance thereunder by 1,000,000 shares, from 3,000,000 to 4,000,000

For	Against	Abstain	Broker Non-Votes
51,311,041	456,657	193,649	5,040,578

3.	Approval, on an advisory basis, of the overall compensation of the Company’s executive officers

For	Against	Abstain	Broker Non-Votes
50,816,768	1,085,567	59,012	5,040,578

4.	Recommendation, on an advisory basis, of the frequency of advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
46,333,652	142,215	5,426,168	59,312	5,040,578

5.	Ratification of the selection of PricewaterhouseCoopers LLP

For	Against	Abstain	Broker Non-Votes
52,952,338	3,915,135	134,452	—

Based on these results, and consistent with the recommendation of the Company’s Board of Directors, the Company intends to hold an advisory vote on executive compensation annually until the next required non-binding advisory vote on the frequency of future votes regarding executive compensation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued on February 9, 2012 by Brooks Automation, Inc.

99.2	Investor Conference Call Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason Joseph
Jason Joseph
Vice President, General Counsel and Secretary

Date: February 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on February 9, 2012 by Brooks Automation, Inc.

99.2	Investor Conference Call Slide Presentation.